                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02424

                         Van Kampen Emerging Growth Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   8/31

Date of reporting period:   8/31/03

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Emerging Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of August 31, 2003.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell 1000(R) Growth Index from 8/31/1993 through 8/31/2003. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                 VAN KAMPEN EMERGING GROWTH
                                                                            FUND                      RUSSELL 1000(R) GROWTH
                                                                 --------------------------           ----------------------
8/93                                                                        9427                              10000
                                                                            9850                               9926
12/93                                                                       9828                              10308
                                                                            9337                               9853
                                                                            8645                               9751
                                                                            9220                              10502
12/94                                                                       9128                              10578
                                                                            9878                              11586
                                                                           11108                              12724
                                                                           12772                              13879
12/95                                                                      13201                              14511
                                                                           14102                              15290
                                                                           15530                              16263
                                                                           16214                              16848
12/96                                                                      15566                              17866
                                                                           14270                              17962
                                                                           16984                              21359
                                                                           20047                              22964
12/97                                                                      18887                              23313
                                                                           21893                              26846
                                                                           23030                              28064
                                                                           20074                              25515
12/98                                                                      25446                              32337
                                                                           29185                              34393
                                                                           30822                              35716
                                                                           32132                              34408
12/99                                                                      51839                              43060
                                                                           65206                              46128
                                                                           57641                              44882
                                                                           61546                              42469
12/00                                                                      45948                              33404
                                                                           35197                              26422
                                                                           35797                              28647
                                                                           28258                              23086
12/01                                                                      30974                              26582
                                                                           29305                              25894
                                                                           25155                              21059
                                                                           21291                              17890
12/02                                                                      20683                              19170
                                                                           20800                              18965
                                                                           23523                              21678
8/03                                                                       24943                              22771

Source: Confluence Technologies Inc. and Bloomberg.

                            A SHARES              B SHARES              C SHARES              D SHARES            R SHARES
                          since 10/2/70         since 4/20/92         since 7/6/93         since 10/17/00       since 10/1/02
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL         W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES       CHARGES

Since Inception         15.26%     15.05%     11.87%     11.87%      9.81%      9.81%     -25.10%    -25.10%       13.69%

10-year                 10.22       9.57       9.70       9.70       9.38       9.38          --         --           --

5-year                   6.62       5.37       5.81       5.60       5.83       5.83          --         --           --

1-year                  10.08       3.74       9.24       4.24       9.33       8.33       10.39      10.39           --
------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one-year return of 0.03%. Class D and R Shares are available for purchase exclusively by investors of tax-exempt retirement plans. Class D shares include Profit Sharing, 401(k), money purchase pension and defined benefit plans of Morgan Stanley DW Inc. (Morgan Stanley) or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries and are offered without any sales charges on purchases or sales and does not include combined 12b-1 fees and service fees. Class R shares include 401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans. Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares are up to 0.50%. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization stocks. It contains securities that growth managers typically select from the Russell 1000(R) Index. Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly into an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2003

       Van Kampen Emerging Growth Fund is managed by the adviser's Multi-Cap Growth team. Current members include(1) Gary Lewis, Managing Director; Dudley Brickhouse, Executive Director; Janet Luby, Executive Director; David Walker, Executive Director; Matthew Hart, Vice President; and Scott Miller, Associate. The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Early in the period, mixed economic signals and the threat of war with Iraq kept investors subdued about the market's prospects. In fact, in October 2002, major stock indexes slumped to 12-month lows, and several failed rallies were led by low-quality stocks with no growth prospects.

            However, by late spring, stock markets began to turn upward. A steepening yield curve provided an unfavorable backdrop for investors who owned bonds, leading to a rotation into stocks. Because fixed-income securities are interest-rate sensitive--generally speaking, as rates go up, bond prices fall--stock investments became more attractive to investors. Furthermore, many investors believed the Federal Reserve Board would allow rates to creep up as the economy improved, maintaining the appearance that stocks could be more favorable than bonds over the longer term.

            This backdrop, coupled with two consecutive quarters of stronger-than-expected earnings reports, a swift conclusion to major combat in Iraq, and an improving macroeconomic scenario, gave investors renewed optimism for stocks. By August 2003, stock indexes were propelled to new 12-month highs.

Q.     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. Although the fund underperformed its benchmark index, the fund performed better in this period than it had in some time.

        -- Van Kampen Emerging Growth Fund returned 10.08 percent for the 12 months ended August 31, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

(1)Team members may change at any time without notice.

        -- The fund's benchmark index, the Russell 1000(R) Growth Index, returned 14.08 percent for the same period.

       See Performance Summary for additional information and index definitions.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. Many of the fund's holdings we discussed in the six-month report dated February 28, 2002--Tenet Healthcare, Kohl's, Lockheed Martin, and Northrop Grumman (all were sold during the period)--were also among the largest detractors for the entire 12-month period. In addition to these names, Kraft also fell short of our expectations.

        -- TENET HEALTHCARE AND KOHL'S suffered from negative surprises. Shares of Tenet, a hospital-chain operator, fell sharply when rumors of fraudulent billing practices and a consequent government investigation were announced. Discount department store Kohl's reported lower-than-expected same-store sales. We sold both positions because we viewed these negative changes as signs of fundamental deterioration, but unfortunately, not before the stock prices slipped.

        -- NORTHROP GRUMMAN AND LOCKHEED MARTIN entered the reporting period with investors' lofty expectations that these aerospace-and-defense contractors would be the beneficiaries of increased U.S. military activity. However, Northrop reported earnings in mid-October 2002 that reflected weakness in its ship-building business and increased pension costs. The stock was no longer attractive based on our criteria, and we sold the holding over the

TOP 10 HOLDINGS AS OF 8/31/03               TOP 10 INDUSTRIES AS OF 8/31/03
eBay                              4.0%      Semiconductors                   10.1%
Intel                             3.5       Internet Retail                   8.1
Amazon.com                        2.7       Biotechnology                     8.0
Gilead Sciences                   2.4       Systems Software                  5.7
Best Buy                          2.3       Communications Equipment          4.7
Boston Scientific                 2.2       Health Care Equipment             4.6
Wal-Mart Stores                   2.1       Pharmaceuticals                   4.3
Cisco Systems                     2.1       Semiconductor Equipment           3.5
Veritas Software                  2.0       Construction & Farm Machinery     3.3
Electronic Arts                   2.0       Oil & Gas Equipment & Services    3.0

Subject to change daily. All percentages are as of a percentage of long-term investments. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

            next two days. We maintained a position in Lockheed but, following major combat in Iraq, we did not see the earnings momentum we had expected, and we still viewed escalating pension costs as an ongoing challenge for the industry. Lockheed's stock price had fallen during the period, which took a toll on the fund's performance when we sold the position.

        -- KRAFT missed its earnings guidance in January because of higher-than-expected pension expenses, a weak business environment, and sluggish sales in Latin America. We did not expect the negative news but viewed it as significant. We sold the entire position within the next two days. Although the stock later rallied, Kraft's stock underperformed the market during the reporting period.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A.     We attribute the fund's improved performance to several factors:

        -- AN IMPROVED ECONOMIC ENVIRONMENT. The fund's style was able to gain traction, which is exactly what we expected. Historically, the fund's style of investing, which seeks stocks with rising earnings expectations and/or rising valuations, has performed better in a strengthening economy than in a weakening economy. This period was no exception.

        -- MORE SUSTAINABLE TRENDS. With this economic tailwind, we were able to find more companies that met our rising-earnings-expectations, rising-valuations investment criteria. Although we remained as selective as ever about which stocks belonged in the fund's portfolio, the improving economy meant that companies were more easily maintaining their earnings growth. On the valuations side, we did see more stocks with rising valuations as the market conditions improved. In the first half of the period, stocks with weak outlooks that were losing money tended to be favored by investors. However, as market conditions recovered, we began to see the higher-quality stocks we favor--those stocks with good earnings prospects--rewarded with higher valuations.

        -- STRONG CONSUMER SPENDING DROVE GAINS IN SELECTED FUND HOLDINGS.(2) Fueled by tax refunds, consumers shopped at eBay, Amazon.com, and Best Buy, signed on for enhanced user services from Yahoo!, bought personal computers that housed Intel's processing chips, and registered for post-secondary education with Apollo Group, which owns online-education site University of Phoenix.

        -- INTERNET RETAIL AND BIOTECHNOLOGY HOLDINGS.(2) In addition to benefiting from consumer dollars, online auctioneer eBay and Internet retailer Amazon.com were also rewarded by investors for

(2)There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

            taking market share in their respective spaces. The companies survived the dot-com bubble and have finally generated the revenue and margin growth we believed their business models were capable of producing. Internet portal Yahoo! was another strong holding in this group. Strong products and a favorable regulatory environment helped biotechnology companies show remarkable results during the period. Portfolio holdings Amgen and Gilead Sciences gained market share with successful new drugs, which sent their stock prices upward. Amgen develops drugs for cancer, anemia, and inflammatory disorders such as arthritis, and Gilead specializes in therapeutics for life-threatening diseases.

Q.     PLEASE HIGHLIGHT SIGNIFICANT POSITIONS IN THE FUND'S PORTFOLIO.

A. Among the fund's largest industry positions at the close of the period were semiconductors, systems software, Internet retail, and biotechnology.

        -- SEMICONDUCTORS. The performance of semiconductor companies has historically been strongly tied to economic recoveries, and once again investors anticipating this event bid semiconductor stocks higher. However, we were more attracted to a spur in demand for the chips, driven by increases in corporate spending.

        -- SYSTEMS SOFTWARE. The fund's systems software names included Veritas Software, Microsoft, and Symantec. We liked Veritas' prospects because of growing storage demand--not only the need for increased capacity, but also for more efficient storage--in today's digital society. A new PC cycle bodes well for Microsoft and Symantec, whose software products are installed on many new PCs. In addition, virus-protection software designer Symantec benefited from the recent, high-profile computer-virus outbreaks, and its products are sold on an annual subscription basis, providing for a relatively steady revenue stream to the company.

        -- INTERNET RETAIL AND BIOTECHNOLOGY. As discussed earlier, we found selected stocks very attractive--including eBay, Amazon.com, and Yahoo! in Internet retail, and Gilead and Amgen in biotechnology-- lending to sizable industry weights in the fund's portfolio.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. Our goal remains to seek out the companies that have what we believe to be the best growth prospects. The fund's strategy has been in place for decades, and despite difficult market conditions in the past, our commitment to the fund's strategy has not been deterred.

ANNUAL HOUSEHOLDING NOTICE

       To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectus and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON STOCKS  96.0%
ADVERTISING  0.3%
Univision Communications, Inc., Class A (a).................    500,000   $   18,745,000
                                                                          --------------

AIR FREIGHT & COURIERS  0.5%
FedEx Corp. ................................................    500,000       33,550,000
                                                                          --------------

AIRLINES  0.3%
JetBlue Airways Corp. (a)...................................    350,000       18,767,000
                                                                          --------------

ALUMINUM  0.5%
Alcoa, Inc. ................................................  1,250,000       35,700,000
                                                                          --------------

APPAREL & ACCESSORIES  0.8%
Coach, Inc. (a).............................................  1,000,000       58,040,000
                                                                          --------------

APPAREL RETAIL  1.5%
Gap, Inc. ..................................................  5,000,000      104,450,000
                                                                          --------------
APPLICATION SOFTWARE  2.1%
Mercury Interactive Corp. (a)...............................  1,000,000       43,890,000
SAP AG--ADR (Germany).......................................  1,250,000       37,425,000
Synopsys, Inc. (a)..........................................  1,000,000       68,210,000
                                                                          --------------
                                                                             149,525,000
                                                                          --------------
ASSET MANAGEMENT & CUSTODY BANKS  0.4%
Mellon Financial Corp. .....................................  1,000,000       31,350,000
                                                                          --------------

AUTO PARTS & EQUIPMENT  0.3%
Advanced Auto Parts, Inc. (a)...............................    250,000       18,662,500
                                                                          --------------

BIOTECHNOLOGY  7.6%
Amgen, Inc. (a).............................................  2,000,000      131,800,000
Celgene Corp. (a)...........................................    500,000       19,245,000
Genentech, Inc. (a).........................................  1,500,000      119,100,000
Genzyme Corp. (a)...........................................  1,250,000       58,937,500
Gilead Sciences, Inc. (a)...................................  2,500,000      166,750,000
Invitrogen Corp. (a)........................................    300,000       17,301,000
Medimmune, Inc. (a).........................................  1,000,000       34,870,000
                                                                          --------------
                                                                             548,003,500
                                                                          --------------

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
BROADCASTING & CABLE TV  1.5%
EchoStar Communications Corp., Class A (a)..................  3,000,000   $  110,700,000
                                                                          --------------

CASINOS & GAMING  1.4%
International Game Technology...............................  4,000,000      103,360,000
                                                                          --------------

COMMUNICATIONS EQUIPMENT  4.5%
Cisco Systems, Inc. (a).....................................  7,500,000      143,625,000
Corning, Inc. (a)...........................................  7,500,000       61,875,000
Foundry Networks, Inc. (a)..................................  1,250,000       24,312,500
Juniper Networks, Inc. (a)..................................  4,000,000       68,880,000
QLogic Corp. (a)............................................    500,000       24,510,000
                                                                          --------------
                                                                             323,202,500
                                                                          --------------
COMPUTER & ELECTRONICS RETAIL  2.2%
Best Buy Co., Inc. (a)......................................  3,000,000      156,030,000
                                                                          --------------

COMPUTER HARDWARE  1.8%
Dell Computer Corp. (a).....................................  4,000,000      130,520,000
                                                                          --------------

COMPUTER STORAGE & PERIPHERALS  2.7%
EMC Corp. (a)...............................................  7,000,000       89,250,000
Network Appliance, Inc. (a).................................  2,000,000       44,820,000
SanDisk Corp. (a)...........................................  1,000,000       60,460,000
                                                                          --------------
                                                                             194,530,000
                                                                          --------------
CONSTRUCTION & FARM MACHINERY  3.2%
Caterpillar, Inc. ..........................................  1,000,000       71,830,000
Deere & Co. ................................................  1,250,000       70,637,500
Paccar, Inc. ...............................................  1,000,000       85,200,000
                                                                          --------------
                                                                             227,667,500
                                                                          --------------
CONSUMER ELECTRONICS  0.3%
Harman International Industries, Inc. ......................    200,000       19,930,000
                                                                          --------------

CONSUMER FINANCE  1.9%
American Express Co. .......................................  2,500,000      112,625,000
SLM Corp. ..................................................    600,000       24,108,000
                                                                          --------------
                                                                             136,733,000
                                                                          --------------
DEPARTMENT STORES  1.1%
Federated Department Stores, Inc. ..........................  1,750,000       76,475,000
                                                                          --------------

DIVERSIFIED BANKS  1.1%
Bank of America Corp. ......................................    500,000       39,625,000
Wachovia Corp. .............................................  1,000,000       42,150,000
                                                                          --------------
                                                                              81,775,000
                                                                          --------------
DIVERSIFIED CAPITAL MARKETS  0.5%
JP Morgan Chase & Co. ......................................  1,000,000       34,220,000
                                                                          --------------

See Notes to Financial Statements                                              9

YOUR FUND'S INVESTMENTS

August 31, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
DIVERSIFIED COMMERCIAL SERVICES  2.1%
Apollo Group, Inc., Class A (a).............................  1,525,000   $   97,706,750
Career Education Corp. (a)..................................    500,000       22,565,000
Cendant Corp. (a)...........................................  1,750,000       31,465,000
                                                                          --------------
                                                                             151,736,750
                                                                          --------------
DRUG RETAIL  0.5%
CVS Corp. ..................................................  1,000,000       32,600,000
                                                                          --------------

HEALTH CARE EQUIPMENT  4.4%
Boston Scientific Corp. (a).................................  2,500,000      150,250,000
Guidant Corp. ..............................................  1,250,000       62,750,000
St. Jude Medical, Inc. (a)..................................    500,000       26,035,000
Stryker Corp. ..............................................    500,000       37,900,000
Zimmer Holdings, Inc. (a)...................................    750,000       38,805,000
                                                                          --------------
                                                                             315,740,000
                                                                          --------------
HOME ENTERTAINMENT SOFTWARE  1.9%
Electronic Arts, Inc. (a)...................................  1,500,000      134,625,000
                                                                          --------------

HOME IMPROVEMENT RETAIL  2.3%
Home Depot, Inc. ...........................................  2,250,000       72,360,000
Lowe's Co., Inc. ...........................................  1,750,000       96,005,000
                                                                          --------------
                                                                             168,365,000
                                                                          --------------
HYPERMARKETS & SUPER CENTERS  2.1%
Wal-Mart Stores, Inc. ......................................  2,500,000      147,925,000
                                                                          --------------

INDUSTRIAL CONGLOMERATES  0.8%
3M Co. .....................................................    400,000       56,988,000
                                                                          --------------

INTERNET RETAIL  7.7%
Amazon.com, Inc. (a)........................................  4,000,000      185,760,000
eBay, Inc. (a)..............................................  5,000,000      276,900,000
InterActiveCorp (a).........................................  2,500,000       92,525,000
                                                                          --------------
                                                                             555,185,000
                                                                          --------------
INTERNET SOFTWARE & SERVICES  1.4%
Yahoo!, Inc. (a)............................................  3,000,000      100,200,000
                                                                          --------------

INVESTMENT BANKING & BROKERAGE  2.0%
Ameritrade Holding Corp. (a)................................  1,000,000       10,870,000
Goldman Sachs Group, Inc. ..................................    750,000       66,367,500
Merrill Lynch & Co., Inc. ..................................  1,250,000       67,225,000
                                                                          --------------
                                                                             144,462,500
                                                                          --------------
MANAGED HEALTH CARE  1.6%
Aetna, Inc. ................................................    750,000       42,750,000
UnitedHealth Group, Inc. ...................................  1,500,000       74,145,000
                                                                          --------------
                                                                             116,895,000
                                                                          --------------

 10                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
MOVIES & ENTERTAINMENT  1.0%
News Corp., LTD.--ADR (Australia)...........................    750,000   $   25,762,500
Viacom, Inc., Class B (a)...................................  1,100,000       49,500,000
                                                                          --------------
                                                                              75,262,500
                                                                          --------------
OIL & GAS EQUIPMENT & SERVICES  2.9%
BJ Services Co. (a).........................................  1,500,000       56,055,000
Schlumberger Ltd. ..........................................  1,500,000       74,265,000
Smith International, Inc. (a)...............................  2,000,000       78,180,000
                                                                          --------------
                                                                             208,500,000
                                                                          --------------
PERSONAL PRODUCTS  0.5%
Avon Products, Inc. ........................................    600,000       38,460,000
                                                                          --------------

PHARMACEUTICALS  4.1%
Biovail Corp. (Canada) (a)..................................  1,150,000       47,759,500
Eli Lilly & Co. ............................................    750,000       49,897,500
Pfizer, Inc. ...............................................  1,250,000       37,400,000
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........  2,000,000      117,424,000
Wyeth.......................................................  1,000,000       42,850,000
                                                                          --------------
                                                                             295,331,000
                                                                          --------------
PROPERTY & CASUALTY  0.7%
Chubb Corp. ................................................    750,000       50,955,000
                                                                          --------------

RESTAURANTS  1.3%
McDonald's Corp. ...........................................  4,000,000       89,680,000
                                                                          --------------

SEMICONDUCTOR EQUIPMENT  3.4%
Applied Materials, Inc. (a).................................  5,000,000      108,000,000
KLA-Tencor Corp. (a)........................................  2,250,000      133,560,000
                                                                          --------------
                                                                             241,560,000
                                                                          --------------
SEMICONDUCTORS  9.7%
Altera Corp. (a)............................................  3,500,000       78,540,000
Analog Devices, Inc. (a)....................................  2,500,000      102,500,000
Broadcom Corp., Class A (a).................................  3,000,000       81,960,000
Intel Corp. ................................................  8,500,000      243,270,000
International Rectifier Corp. (a)...........................    500,000       20,795,000
Intersil Corp., Class A (a).................................  1,500,000       43,695,000
Linear Technology Corp. ....................................  1,750,000       72,135,000
Marvell Technology Group Ltd. (Bermuda) (a).................  1,250,000       52,712,500
                                                                          --------------
                                                                             695,607,500
                                                                          --------------
SPECIALTY STORES  1.4%
Bed Bath & Beyond, Inc. (a).................................  1,250,000       53,787,500
Staples, Inc. (a)...........................................  2,000,000       49,260,000
                                                                          --------------
                                                                             103,047,500
                                                                          --------------

See Notes to Financial Statements                                             11

YOUR FUND'S INVESTMENTS

August 31, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
SYSTEMS SOFTWARE  5.5%
Computer Associates International, Inc. ....................  2,500,000   $   64,075,000
Microsoft Corp. ............................................  3,000,000       79,560,000
Oracle Corp. (a)............................................  3,000,000       38,340,000
Symantec Corp. (a)..........................................  1,250,000       71,787,500
VERITAS Software Corp. (a)..................................  4,000,000      137,920,000
                                                                          --------------
                                                                             391,682,500
                                                                          --------------
THRIFTS & MORTGAGE FINANCE  0.5%
Countrywide Financial Corp. ................................    500,000       33,925,000
                                                                          --------------

WIRELESS TELECOMMUNICATION SERVICES  1.7%
Nextel Communications, Inc., Class A (a)....................  6,500,000      125,320,000
                                                                          --------------

TOTAL LONG-TERM INVESTMENTS  96.0%
  (Cost $5,365,673,670)................................................    6,885,989,250
                                                                          --------------

REPURCHASE AGREEMENTS  4.3%
BankAmerica ($160,805,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/29/03, to be sold on
  09/02/03 at $160,822,689)............................................      160,805,000
State Street Bank & Trust Co. ($48,307,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/29/03, to
  be sold on 09/02/03 at $48,311,831)..................................       48,307,000
UBS Securities LLC ($103,439,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/29/03, to be sold on
  09/02/03 at $103,450,263)............................................      103,439,000
                                                                          --------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $312,551,000)..................................................      312,551,000
                                                                          --------------

TOTAL INVESTMENTS  100.3%
  (Cost $5,678,224,670)................................................    7,198,540,250
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)..........................      (24,977,857)
                                                                          --------------

NET ASSETS  100.0%.....................................................   $7,173,562,393
                                                                          ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 12                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2003

ASSETS:
Total Investments (Cost $5,678,224,670).....................  $ 7,198,540,250
Receivables:
  Investments Sold..........................................      127,517,974
  Fund Shares Sold..........................................        6,851,925
  Dividends.................................................        2,884,150
  Interest..................................................           25,337
Other.......................................................        1,024,432
                                                              ---------------
    Total Assets............................................    7,336,844,068
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      137,859,595
  Fund Shares Repurchased...................................        9,824,251
  Distributor and Affiliates................................        9,047,582
  Investment Advisory Fee...................................        2,592,211
  Custodian Bank............................................          819,335
Accrued Expenses............................................        2,613,733
Trustees' Deferred Compensation and Retirement Plans........          524,968
                                                              ---------------
    Total Liabilities.......................................      163,281,675
                                                              ---------------
NET ASSETS..................................................  $ 7,173,562,393
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $13,222,525,517
Net Unrealized Appreciation.................................    1,520,315,580
Accumulated Net Investment Loss.............................         (592,789)
Accumulated Net Realized Loss...............................   (7,568,685,915)
                                                              ---------------
NET ASSETS..................................................  $ 7,173,562,393
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $4,222,805,339 and 123,904,361 shares of
    beneficial interest issued and outstanding).............  $         34.08
    Maximum sales charge (5.75%* of offering price).........             2.08
                                                              ---------------
    Maximum offering price to public........................  $         36.16
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,346,262,759 and 79,335,784 shares of
    beneficial interest issued and outstanding).............  $         29.57
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $570,092,636 and 18,792,845 shares of
    beneficial interest issued and outstanding).............  $         30.34
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,936,554 and 988,606 shares of
    beneficial interest issued and outstanding).............  $         34.33
                                                              ===============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $465,105 and 13,663 shares of beneficial
    interest issued and outstanding)........................  $         34.04
                                                              ===============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             13

Statement of Operations
For the Year Ended August 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $127,923)....  $   31,740,805
Interest....................................................       5,084,960
                                                              --------------
    Total Income............................................      36,825,765
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C, D and R of $9,716,380, $21,890,132, $5,515,960,
  $0 and $337, respectively)................................      37,122,809
Investment Advisory Fee.....................................      29,638,485
Shareholder Services........................................      28,061,917
Custody.....................................................         500,243
Legal.......................................................         338,292
Trustees' Fees and Related Expenses.........................          95,495
Other.......................................................       2,673,379
                                                              --------------
    Total Expenses..........................................      98,430,620
    Less Credits Earned on Cash Balances....................          63,774
                                                              --------------
    Net Expenses............................................      98,366,846
                                                              --------------
NET INVESTMENT LOSS.........................................  $  (61,541,081)
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (907,033,099)
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (44,490,730)
  End of the Period.........................................   1,520,315,580
                                                              --------------
Net Unrealized Appreciation During the Period...............   1,564,806,310
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  657,773,211
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  596,232,130
                                                              ==============

 14                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                           YEAR ENDED        YEAR ENDED
                                                         AUGUST 31, 2003   AUGUST 31, 2002
                                                         ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................  $   (61,541,081)  $   (74,208,094)
Net Realized Loss......................................     (907,033,099)   (3,062,734,160)
Net Unrealized Appreciation During the Period..........    1,564,806,310         4,917,164
                                                         ---------------   ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....      596,232,130    (3,132,025,090)
                                                         ---------------   ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................    1,058,461,118     2,234,137,357
Cost of Shares Repurchased.............................   (1,845,414,527)   (2,974,005,607)
                                                         ---------------   ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....     (786,953,409)     (739,868,250)
                                                         ---------------   ---------------
TOTAL DECREASE IN NET ASSETS...........................     (190,721,279)   (3,871,893,340)
NET ASSETS:
Beginning of the Period................................    7,364,283,672    11,236,177,012
                                                         ---------------   ---------------
End of the Period (Including accumulated net investment
  loss of $592,789 and $479,608, respectively).........  $ 7,173,562,393   $ 7,364,283,672
                                                         ===============   ===============

See Notes to Financial Statements                                             15

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS A SHARES                       --------------------------------------------------------
                                     2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                     --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $  30.96    $  43.18    $ 109.19    $   60.00   $  36.13
                                     --------    --------    --------    ---------   --------
  Net Investment Income/Loss.......      (.18)       (.17)        .03         (.32)      (.23)
  Net Realized and Unrealized
    Gain/Loss......................      3.30      (12.05)     (51.18)       58.81      26.41
                                     --------    --------    --------    ---------   --------
Total from Investment Operations...      3.12      (12.22)     (51.15)       58.49      26.18
Less Distributions from Net
  Realized Gain....................       -0-         -0-       14.86         9.30       2.31
                                     --------    --------    --------    ---------   --------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $  34.08    $  30.96    $  43.18    $  109.19   $  60.00
                                     ========    ========    ========    =========   ========

Total Return (b)...................    10.08%     -28.30%     -51.22%      104.41%     75.10%
Net Assets at End of the Period (In
  millions)........................  $4,222.8    $4,310.2    $6,251.4    $11,527.6   $4,156.4
Ratio of Expenses to Average Net
  Assets...........................     1.15%       1.06%        .93%         .87%       .97%
Ratio of Net Investment Income/Loss
  to Average Net Assets............     (.61%)      (.44%)       .04%        (.35%)     (.45%)
Portfolio Turnover.................      180%        230%        148%         110%       124%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 16                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
CLASS B SHARES                        -------------------------------------------------------
                                      2003 (a)    2002 (a)    2001 (a)    2000 (a)   1999 (a)
                                      -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $  27.07    $  38.04    $  99.32    $  55.56   $  33.84
                                      --------    --------    --------    --------   --------
  Net Investment Loss...............      (.36)       (.41)       (.41)       (.93)      (.57)
  Net Realized and Unrealized
    Gain/Loss.......................      2.86      (10.56)     (46.01)      53.99      24.60
                                      --------    --------    --------    --------   --------
Total from Investment Operations....      2.50      (10.97)     (46.42)      53.06      24.03
Less Distributions from Net Realized
  Gain..............................       -0-         -0-       14.86        9.30       2.31
                                      --------    --------    --------    --------   --------
NET ASSET VALUE, END OF THE
  PERIOD............................  $  29.57    $  27.07    $  38.04    $  99.32   $  55.56
                                      ========    ========    ========    ========   ========

Total Return (b)....................     9.24%     -28.84%     -51.60%     102.85%     73.78%
Net Assets at End of the Period (In
  millions).........................  $2,346.3    $2,395.2    $3,904.7    $7,648.0   $2,850.2
Ratio of Expenses to Average Net
  Assets............................     1.91%       1.82%       1.71%       1.63%      1.74%
Ratio of Net Investment Loss to
  Average Net Assets................    (1.37%)     (1.20%)      (.74%)     (1.12%)    (1.22%)
Portfolio Turnover..................      180%        230%        148%        110%       124%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             17

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED AUGUST 31,
CLASS C SHARES                          -------------------------------------------------------
                                        2003 (a)    2002 (a)    2001 (a)    2000 (a)   1999 (a)
                                        -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $27.75     $ 39.00     $ 101.30    $  56.52    $34.39
                                         ------     -------     --------    --------    ------
  Net Investment Loss.................     (.36)       (.42)        (.41)       (.95)     (.58)
  Net Realized and Unrealized
    Gain/Loss.........................     2.95      (10.83)      (47.03)      55.03     25.02
                                         ------     -------     --------    --------    ------
Total from Investment Operations......     2.59      (11.25)      (47.44)      54.08     24.44
Less Distributions from Net Realized
  Gain................................      -0-         -0-        14.86        9.30      2.31
                                         ------     -------     --------    --------    ------
NET ASSET VALUE, END OF THE PERIOD....   $30.34     $ 27.75     $  39.00    $ 101.30    $56.52
                                         ======     =======     ========    ========    ======

Total Return (b)......................    9.33%(c)  -28.85%      -51.60%     102.91%    73.79%
Net Assets at End of the Period (In
  millions)...........................   $570.1     $ 629.0     $1,038.5    $1,944.0    $454.5
Ratio of Expenses to Average Net
  Assets..............................    1.91%       1.82%        1.70%       1.64%     1.74%
Ratio of Net Investment Loss to
  Average Net Assets..................   (1.34%)(c)  (1.20%)       (.73%)     (1.11%)   (1.21%)
Portfolio Turnover....................     180%        230%         148%        110%      124%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

 18                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             OCTOBER 17, 2000
                                                          YEAR ENDED           (COMMENCEMENT
                                                          AUGUST 31,           OF INVESTMENT
CLASS D SHARES                                       --------------------     OPERATIONS) TO
                                                     2003 (a)    2002 (a)   AUGUST 31, 2001 (a)
                                                     ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........   $31.10     $ 43.27          $ 97.10
                                                      ------     -------          -------
  Net Investment Income/Loss.......................     (.11)       (.07)             .17
  Net Realized and Unrealized Gain/Loss............     3.34      (12.10)          (39.14)
                                                      ------     -------          -------
Total from Investment Operations...................     3.23      (12.17)          (38.97)
Less Distributions from Net Realized Gain..........      -0-         -0-            14.86
                                                      ------     -------          -------
NET ASSET VALUE, END OF THE PERIOD.................   $34.33     $ 31.10          $ 43.27
                                                      ======     =======          =======

Total Return (b)...................................   10.39%     -28.13%          -45.03%*
Net Assets at End of the Period (In millions)......   $ 33.9     $  29.8          $  41.6
Ratio of Expenses to Average Net Assets............     .90%        .81%             .72%
Ratio of Net Investment Income/Loss to Average Net
  Assets...........................................    (.36%)      (.19%)            .33%
Portfolio Turnover.................................     180%        230%             148%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

See Notes to Financial Statements                                             19

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               OCTOBER 1, 2002
                                                                (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                             AUGUST 31, 2003 (a)
CLASS R SHARES                                               -------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $29.94
                                                                   ------
  Net Investment Loss.......................................         (.24)
  Net Realized and Unrealized Gain..........................         4.34
                                                                   ------
Total from Investment Operations............................         4.10
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $34.04
                                                                   ======

Total Return (b)............................................       13.69%*
Net Assets at End of the Period (In millions)...............       $   .5
Ratio of Expenses to Average Net Assets.....................        1.41%
Ratio of Net Investment Loss to Average Net Assets..........        (.85%)
Portfolio Turnover..........................................         180%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. The return includes combined Rule 12b-1 fees and service fees of .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 20                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C, Class D, and Class R Shares commenced on April 20, 1992, July 6, 1993, October 17, 2000 and October 1, 2002, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $7,139,466,841, which will expire between August 31, 2010 and August 31, 2011.

    At August 31, 2003, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $5,747,020,222
                                                              ==============
Gross tax unrealized appreciation...........................  $1,472,053,042
Gross tax unrealized depreciation...........................     (20,533,014)
                                                              --------------
Net tax unrealized appreciation on investments..............  $1,451,520,028
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a net operating loss in the amount of $61,407,042 was reclassified from accumulated net investment loss to capital. Additionally, a permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $20,858 was reclassified from accumulated net realized loss to accumulated net investment loss.

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended August 31, 2003, the Fund's custody fee was reduced by $63,774 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $350 million..........................................     .575%
Next $350 million...........................................     .525%
Next $350 million...........................................     .475%
Over $1.05 billion..........................................     .425%

    For the year ended August 31, 2003, the Fund recognized expenses of approximately $338,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2003, the Fund recognized expenses of approximately $370,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2003, the Fund recognized expenses of approximately $23,239,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $386,111 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended August 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., (Morgan Stanley) an affiliate of Van Kampen, totaling $573,267.

    At August 31, 2003, Van Kampen owned 33 shares of Class R.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

3. CAPITAL TRANSACTIONS

At August 31, 2003, capital aggregated $7,032,595,024, $4,586,075,058,
$1,514,704,846, $88,714,658 and $435,931 for Classes A, B, C, D, and R,
respectively. For the year ended August 31, 2003, transactions were as follows:

                                                               SHARES            VALUE
Sales:
  Class A..................................................   25,608,189    $   774,042,461
  Class B..................................................    8,204,476        216,522,629
  Class C..................................................    1,972,739         53,563,237
  Class D..................................................      451,964         13,823,860
  Class R..................................................       15,715            508,931
                                                             -----------    ---------------
Total Sales................................................   36,253,083    $ 1,058,461,118
                                                             ===========    ===============
Repurchases:
  Class A..................................................  (40,942,557)   $(1,225,272,921)
  Class B..................................................  (17,357,272)      (450,924,839)
  Class C..................................................   (5,845,694)      (156,203,721)
  Class D..................................................     (422,920)       (12,944,028)
  Class R..................................................       (2,052)           (69,018)
                                                             -----------    ---------------
Total Repurchases..........................................  (64,570,495)   $(1,845,414,527)
                                                             ===========    ===============

    At August 31, 2002, capital aggregated $7,519,973,491, $4,840,561,718,
$1,622,225,430 and $88,125,329 for Classes A, B, C, and D, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                               SHARES            VALUE
Sales:
  Class A..................................................   40,681,272    $ 1,574,726,544
  Class B..................................................   14,483,524        494,638,638
  Class C..................................................    4,287,292        151,190,754
  Class D..................................................      344,185         13,581,421
                                                             -----------    ---------------
Total Sales................................................   59,796,273    $ 2,234,137,357
                                                             ===========    ===============
Repurchases:
  Class A..................................................  (46,231,542)   $(1,736,987,366)
  Class B..................................................  (28,641,546)      (945,570,350)
  Class C..................................................   (8,249,546)      (278,234,931)
  Class D..................................................     (345,611)       (13,212,960)
                                                             -----------    ---------------
Total Repurchases..........................................  (83,468,245)   $(2,974,005,607)
                                                             ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2003 and 2002, 195,817 and 4,015,842 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2003 and 2002, no Class C Shares converted to Class A Shares. Class D and Class R Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended August 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,079,800 and CDSC on redeemed shares of approximately $5,477,700. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,438,705,190 and $12,103,787,746, respectively.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, Class C Shares and Class R Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plan of up to 0.25% of Class A average daily net assets, 1.00% each for Class B and Class C average daily net assets and .50% of Class R Shares average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $59,688,300 and $1,579,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended August 31, 2003 are payments retained by Van Kampen of approximately $16,693,700 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $1,166,800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Emerging Growth Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Growth Fund (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Emerging Growth Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          -s- Ernst & Young LLP

Chicago, Illinois
October 1, 2003

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF DIRECTORS

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             90       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              88       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1991  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         88       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (62)             Trustee      Trustee     President of CAC, llc., a      90       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            88       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      88       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1995  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (67)            Trustee      Trustee     Prior to 1998, President       90       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            88       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)     Trustee      Trustee     President Emeritus and         90       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           88       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 General Partner of funds
Room 285                                               Academy of                              in the Fund Complex.
Washington, D.C. 20418                                 Sciences/National                       Director of Neurogen
                                                       Research Council, an                    Corporation, a
                                                       independent, federally                  pharmaceutical company,
                                                       chartered policy                        since January 1998.
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001. Director of
                                                       the Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            88       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 1999  Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief                funds in the Fund                       in the Fund Complex.
                              Executive                Complex. Chairman,
                              Officer                  President, Chief
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           90       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        90       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                    since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                         December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                  Investments and President and Chief Operations Officer of
                                                                   the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                   Executive Vice President and Chief Investment Officer of
                                                                   funds in the Fund Complex. Prior to May 2001, Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, and Managing Director and President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December
                                                                   2000, Executive Vice President and Chief Investment Officer
                                                                   of Van Kampen Investments, and President and Chief Operating
                                                                   Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                   President and Chief Investment Officer for Equity
                                                                   Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice
                                                                   President and Portfolio Manager of Van Kampen American
                                                                   Capital Asset Management, Inc., Van Kampen American Capital
                                                                   Investment Advisory Corp. and Van Kampen American Capital
                                                                   Management, Inc.

Stefanie V. Chang (36)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Advisers and Van Kampen
                                                                   Advisors Inc. since December 2002.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Advisers and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (64)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                              Officer                              and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                   President of the Morgan Stanley Funds.

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                 Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Managing Director and General
                                                                   Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                   Inc. Vice President and Secretary of funds in the Fund
                                                                   Complex. Prior to July 2001, Managing Director, General
                                                                   Counsel, Secretary and Director of Van Kampen Investments,
                                                                   the Advisers, the Distributor, Investor Services, and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the
                                                                   Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to January 1999, Vice President
                                                                   and Associate General Counsel to New York Life Insurance
                                                                   Company ("New York Life"), and prior to March 1997,
                                                                   Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                   Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                   the Securities and Exchange Commission, Division of
                                                                   Investment Management, Office of Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Advisers and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 16, 116, 216,
                                                 516, 316
                                                 EMG ANR 10/03 12029J03-AP-10/03

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

        (1)      The Fund's Code of Ethics is attached hereto as Exhibit 10A.
        (2)      Not applicable.
        (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.


(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Emerging Growth Fund
            -------------------------------------------
By: /s/ Ronald E. Robison
    ---------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2003

By: /s/ John L. Sullivan
    ---------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: October 20, 2003